UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

April 27, 2018

(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Ball Corporation

Current Report on Form 8-K

Dated April 27, 2018

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2018, the Board of Directors of the Company amended the Bylaws to decrease the Board of Directors from thirteen to ten, by decreasing to three the number of director positions in Class I, decreasing to four the number of director positions in Class II, and decreasing to three the number of director positions in Class III. Exhibit 3(ii) attached hereto provides the text of the amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 25, 2018, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Withheld

Robert W. Alspaugh	247,257,243	60,258,678
Michael J. Cave	248,257,522	59,258,399
Pedro Henrique Mariani	241,609,348	65,906,573

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2018.

For	Against	Abstain
316,523,259	8,033,577	686,798

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2018 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
209,611,588	96,130,574	1,773,759	17,727,713

Item 8.01.Other Events.

On April 25, 2018, the Company’s Board of Directors authorized the repurchase by the Company of up to a total of 25 million shares of its common stock. This repurchase authorization replaces all previous authorizations. The repurchase authorization is described in the press release dated April 25, 2018, and attached hereto as Exhibit 99.1.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

3.ii	Article 3, Section A of the Amended Bylaws
99.1	Press release dated April 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date: April 27, 2018